EXHIBIT 1 to the Confirmation Order


                         UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF NEW JERSEY

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In re:

GREATE BAY HOTEL AND CASINO, INC.,               Case No. 98-10001 (JW), et seq.
a New Jersey Corporation, GB HOLDINGS, INC.,                             -- ---
a Delaware Corporation, and GB PROPERTY          (Jointly Administered)
FUNDING CORP., a Delaware Corporation,
                                                 Chapter 11
                           Debtors.

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            MODIFIED FIFTH AMENDED JOINT PLAN OF REORGANIZATION UNDER
                CHAPTER 11 OF THE BANKRUPTCY CODE PROPOSED BY THE
            OFFICIAL COMMITTEE OF UNSECURED CREDITORS AND HIGH RIVER


                                                COOPER PERSKIE APRIL NIEDELMAN
                                                WAGENHEIM & LEVENSON
                                                1125 Atlantic Avenue
                                                Atlantic City, NJ 08041
                                                (609) 344-3161
                                                Eric A. Browndorf (EB-5610)
                                                Attorneys for the Official
                                                Committee Of Unsecured Creditors

                                                BERLACK, ISRAELS & LIBERMAN LLP
                                                120 West 45th Street
                                                New York, New York  10036
                                                (212) 704-0100
                                                Edward S. Weisfelner (ESW-5581)
                                                Attorneys for High River,
                                                Cyprus LLC and Larch LLC


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                                TABLE OF CONTENTS

 .........                                                                                               Page(s)
ARTICLE 1  DEFINITIONS........................................................................................... 5

ARTICLE 2  ADMINISTRATIVE AND PRIORITY TAX CLAIMS............................................................... 14

         2.01  Administrative Expense Claims ....................................................................14
         2.02  Priority Tax Claims ..............................................................................15
         2.03  Old Note Trustee Fees and Expenses............................................................... 15
         2.04 Unsecured Creditors Fund Expenses .................................................................15
ARTICLE 3  CLASSIFICATION OF CLAIMS AND INTERESTS ...............................................................16

         3.01  Class 1 - Priority Claims ........................................................................16
         3.02  Class 2 - Allowed Claims of Old Notes ............................................................16
         3.03  Class 3 - Other Secured Claims ...................................................................16
         3.04  Class 4 - General Unsecured Claims ...............................................................16
         3.05  Class 5 - Intercompany Notes .....................................................................16
         3.06  Class 6 - Subordinated Claims ....................................................................16
         3.07  Class 7 - Old Common Stock Interests .............................................................10
         3.08  Classification Rules .............................................................................10
         3.09  Inter-Company Claims .............................................................................11
ARTICLE 4  TREATMENT OF CLASSES UNDER THE PLAN ..................................................................17

         4.01  Class 1 - Priority Claims ........................................................................17
         4.02  Class 2 - Allowed Claims of Old Notes ............................................................17
         4.03  Class 3 - Other Secured Claims ...................................................................11
         4.04  Class 4 - General Unsecured Claims ...............................................................12
         4.05  Class 5 - Claims of Holders of Intercompany Notes ................................................18
         4.06  Class 6 - Subordinated Claims ....................................................................18
         4.07  Class 7 - Old Common Stock and Interests .........................................................18
         4.08  Controversy Concerning Impairment ................................................................12
ARTICLE 5 ACCEPTANCE OR REJECTION OF THE COMMITTE/HIGH RIVER PLAN ...............................................12

         5.01  Impaired Classes Entitled To Vote ................................................................12
         5.02  Acceptance by an Impaired Class of Claims ........................................................18
         5.03  Presumed Acceptance Plan by Unimpaired Classes ...................................................19

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ARTICLE 6 MEAN FOR IMPLEMENTATION OF
THE COMMITTEE/HIGH RIVER PLAN ...................................................................................19

         6.01  Issuance of New Notes ............................................................................19
         6.02  Issuance of New Common Stock .....................................................................13
         6.03  Establishment of Unsecured Creditors Fund ........................................................14
         6.04  Reserve ..........................................................................................14
         6.05  Issuance of Subsidiary Stock .....................................................................14
ARTICLE 7  CONDITIONS PRECEDENT .................................................................................14

         7.01  Conditions Precedent to Confirmation Date ........................................................14
         7.02  Conditions to Effective Date .....................................................................21
         7.03  Waiver of Conditions .............................................................................15
ARTICLE 8 DISTRIBUTIONS .........................................................................................15

         8.01  Distributions ....................................................................................15
         8.02  Regulatory Conditions to Distribution ............................................................15
         8.03  Surrender of Notes and Other Securities ..........................................................22
         8.04  Survival of Certain Terms of the Old Notes Indenture .............................................16
         8.05  Method of Payment ................................................................................16
         8.06  Timing of Payment ................................................................................16
         8.07  Setoff ...........................................................................................16
         8.08  De Minimis Cash Distributions ....................................................................16
         8.09  Unclaimed Distributions to Creditors .............................................................23
         8.10  Rounding; Fractional Portions. ...................................................................17
         8.11  Treatment of Disputed Claims .....................................................................24
         8.12  Estimation of Claims .............................................................................18
         8.13  No Multiple Satisfactions ........................................................................18
         8.14  Registration and Listing of New Notes and New Common Stock .......................................25
ARTICLE 9  EXECUTORY CONTRACTS ..................................................................................19

         9.01  Assumption or Rejection of Executory Contracts and Unexpired Leases ..............................19
ARTICLE 10 EFFECTS OF CONFIRMATION ..............................................................................20

         10.01  Revesting of Assets .............................................................................20
         10.02  Discharge and Injunction ........................................................................20

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         10.03  Retention of Jurisdiction .......................................................................20
         10.04  Subordination Rights ............................................................................28
         10.05  Effectuating Documents; Further Transactions; Timing ............................................22
         10.06  Ratification of Actions Taken ...................................................................22
         10.07  Modification of this Plan .......................................................................22
         10.08  Withdrawal of Proceedings by Old Notes Trustee ..................................................22

ARTICLE 11  MANAGEMENT AFTER CONFIRMATION .......................................................................22

         11.01  Board of Directors.............................................................................. 22
         11.02  Officers ........................................................................................23
         11.03  No Corporate Action Required ....................................................................23
         11.04  Powers and Duties of the Debtors ................................................................23
ARTICLE 12  MISCELLANEOUS PROVISIONS ............................................................................23

         12.01  Exemption from Transfer Taxes ...................................................................23
         12.02  Exculpation .....................................................................................24
         12.03  Permanent Injunction ............................................................................24
         12.04  Revocation or Withdrawal of the Plan ............................................................24
         12.05  Binding Effect ..................................................................................24
         12.06  Construction ....................................................................................24
         12.07  Time ............................................................................................24
         12.08  Headings ........................................................................................25
         12.09  Governing Law ...................................................................................25
         12.10  Existence of Committee ..........................................................................25
         12.11  Benefit Programs ................................................................................25
         12.12  Retiree Benefits ................................................................................25
         12.13  Payment of Statutory Fees .......................................................................25
         12.14  Cramdown ........................................................................................25
         12.15  Execution of Plan Documents .....................................................................25
         12.16  Post Consummation Effect Of Evidences Of Claims Or Interests ....................................25
         12.17  Successors And Assigns...........................................................................26
         12.18 Inconsistencies ..................................................................................26
         12.19 Compliance With Applicable Law ...................................................................26
         12.20 Severability .....................................................................................26
         12.21  Post Confirmation Fees and Expenses .............................................................27

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                  The Official Committee of Unsecured Creditors appointed in the above-captioned cases (the "Committee"), together with Cyprus LLC ("Cyprus") and Larch LLC ("Larch"), each either a direct or indirect wholly owned limited liability corporation owned by Carl C. Icahn (hereinafter collectively referred to as "High River" and, together with the Committee, the "Proponents"), hereby propose the following Modified Fifth Amended Joint Plan of Reorganization (the "Committee/High River Plan" or the "Plan") for the above-captioned Debtors pursuant to section 1121(c) of the Bankruptcy Code.

                                   DEFINITIONS

                  As used in this Plan, the following terms shall have the respective meanings specified below (such meanings to be equally applicable to the singular and plural, and the masculine, feminine and neuter forms of the terms defined).

                  ADMINISTRATIVE EXPENSE CLAIM means a Claim for payment of any costs or expenses of administration of the Cases incurred after the commencement of the Cases allowable under section 503(b) or 507(a)(1) of the Bankruptcy Code, including, without limitation: (a) the actual and necessary expenses of preserving the estates of the Debtors; (b) the actual and necessary expenses of operating the business of the Debtors (such as wages, salaries or commissions for services rendered, or severance, bonuses or other amounts due and payable to employees of the Debtors pursuant to any order of the Bankruptcy Court); (c) indebtedness or obligations incurred or assumed by the Debtors in connection with the conduct of their business, the acquisition or lease of property, or the rendition of services to the Debtors; (d) allowances of compensation for legal and other services and reimbursement of expenses awarded pursuant to sections 327,328, 330, 331, 503(b), or 1103 of the Bankruptcy Code, (e) any amounts necessary to cure defaults under assumed leases pursuant to ss. 363(b)(1)(A) of the Bankruptcy Code, and (f) all fees or charges assessed against the Estates of the Debtors under 28 U.S.C. ss. 1930; provided, however, that an Exempt Tax shall not be an Administrative Expense Claim.

                  ADMINISTRATIVE    OPERATING    EXPENSE    CLAIM    means   all
Administrative Expense Claims other than Administrative Expense Claims of Professionals.

                  ADR PROCEDURE means the alternative dispute resolution procedure for resolution of timely filed personal injury and product liability claims approved by an order of the Bankruptcy Court dated August 24, 1998, including any litigation commenced or to be commenced in accordance with such procedure.

                  ALLOWED, when used in reference to a Claim or Interest, means any Claim against or Interest in the Debtors: (a) proof or application for allowance of which was (i) Filed on or before the date designated by the Bankruptcy Court as the last date for Filing a Proof of Claim against or Proof of Interest in the Debtors, (ii) later Filed with Bankruptcy Court leave after notice and a hearing, or (iii) if no Proof of Claim or Proof of Interest or application for allowance was Filed, which Claim or Interest has been or hereafter is listed by the Debtors in the Schedules as liquidated in amount and not disputed or contingent; and (b) (i) which is due and payable and

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as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by this Plan, the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, or the Bankruptcy Court or (ii) as to which any objection has been determined by Final Order of the Bankruptcy Court, to the extent such objection has been resolved in favor of the Holder of such Claim or Interest.

                  ASSETS means all property of the Estates of each of the Debtors.

                  AVOIDING POWER CAUSES OF ACTION means rights and remedies accruing to the Debtors pursuant to the Bankruptcy Code, including sections 544(b), 547, 548, 549, 550, or 553(b) thereof.

                  BALLOTS  means  the  ballots   accompanying   the   Disclosure
Statement and this Committee/High River Plan upon which impaired Creditors shall have indicated their acceptance or rejection of this Committee/High River Plan.

                  BANKRUPTCY CODE means the Bankruptcy Reform Act of 1978, as amended, and as codified in title 11 of the United States Code.

                  BANKRUPTCY COURT means the United States Bankruptcy Court for the District of New Jersey or any court having competent jurisdiction to hear appeals or certiorari proceedings therefrom, or any successor thereto that may be established by act of Congress or otherwise, and that has competent jurisdiction over the Cases.

                  BANKRUPTCY   RULES  means  the  Federal  Rules  of  Bankruptcy
Procedure, as amended from time to time, as applicable to the Cases.

                  BAR DATE means the last date for filing Claims as fixed by the Bankruptcy Court.

                  BUSINESS DAY means any day except Saturday, Sunday or a "legal holiday," as such term is defined in Bankruptcy Rule 9006(a).

                  CASES means the above-captioned cases under chapter 11 of the Bankruptcy Code in which GBHC, Funding, and Holdings are the Debtors.

                  CASH means cash and cash equivalents.

                  CASINO COMMISSION means the New Jersey Casino Control Commission.

                  CAUSES OF ACTION means all legal and equitable claims, demands, or causes of action held by the Debtors against any Entity, including but not limited to, Avoiding Power Causes of Action and all Causes of Action related to the Sands Trademark.

                  CLAIM means a "claim" within the meaning of section 101(5) of the Bankruptcy Code.

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                  CLASS means a class of Claims or  Interests as  classified  in this Committee/High River Plan.

                  COLLATERAL means any property of the Estate that secures an Allowed Secured Claim.

                  COMMITTEE means the official committee of unsecured creditors which was appointed in the Cases pursuant to section 1102 of the Bankruptcy Code.

                  COMMITTEE/HIGH RIVER PLAN OR PLAN means this Modified Fifth Amended Joint Plan of Reorganization proposed by the Committee and High River, as the same may be amended or modified by the Proponents. Any subsequently-filed appendices, exhibits, or supplements hereto shall be deemed incorporated into and made a part hereof, as if fully set forth herein.

                  CONFIRMATION DATE means the date the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court.

                  CONFIRMATION HEARING means the hearing before the Bankruptcy Court to consider confirmation of the Committee/High River Plan.

                  CONFIRMATION ORDER means an order of the Bankruptcy Court confirming the Committee/High River Plan.

                  CREDITOR means any Entity that has a Claim against the Debtors that arose on or before the Petition Date or a Claim against the Estates of any kind specified in section 502(g), 502(h) or 502(i) of the Bankruptcy Code.

                  DEBTORS means GBHC, Funding, and Holdings in administratively consolidated Case Nos. 98-10001, 98-10002, and 98-10003 pending in the United States Bankruptcy Court for the District of New Jersey, and includes GBHC, Funding, and Holdings as debtors-in-possession.

                  DISBURSING AGENT means the Reorganized Debtors or, with the Proponents' consent, their designee or designees.

                  DISCLOSURE STATEMENT means the Second Modified Master Disclosure Statement dated as of April 3, 2000 filed by the Debtors, together with the Disclosure Supplement filed by the Proponents, as each may be amended, supplemented or further modified from time to time.

                  DISCLOSURE SUPPLEMENT means the Fifth Amended Supplement to the Master Disclosure Statement prepared by the Proponents.

                  DISPUTED CLAIM means a Claim which is not an Allowed Claim.

                  EBITDA, as applied to the Reorganized Debtors, means earnings before interest, taxes, depreciation, and amortization.

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                  EFFECTIVE  DATE means a Business Day which is no more than ten
(10) Business Days after the Confirmation Date, upon which (a) no stay of the Confirmation Order is in effect and (b) the conditions to the Effective Date set forth in this Plan have been satisfied or waived. The closings of the transactions contemplated by this Plan shall occur contemporaneously on the Effective Date. The Proponents shall file a notice of the Effective Date within three (3) days after its occurrence, which shall be served upon those requesting notice in the Cases pursuant to Bankruptcy Rule 2002.

                  ENTITY means an "entity" within the meaning of section 101(15) of the Bankruptcy Code.

                  ESTATES mean the estates of the Debtors created upon the commencement of the Cases pursuant section 541 of the Bankruptcy Code.

                  EXEMPT TAX means any stamp, recording or similar tax or charge (including any penalties, interest or additions thereto) within the meaning of section 1146(c) of the Bankruptcy Code which may be imposed by the laws of any state upon the transactions contemplated under, or necessary for the success of, the Committee/High River Plan, including without limitation, any mortgage recording, securities transfer, deed transfer, documentary transfer, or gains taxes.

                  FILE, FILED, FILING, OR FILES shall mean file, filed, filing or files, respectively, with the Bankruptcy Court in the Cases.

                  FINAL ORDER means an order or judgment of the Bankruptcy Court or other court of competent jurisdiction, as entered on the docket of such court, that has not been reversed or stayed, and as to which: (a) the time to appeal or petition for certiorari has expired and no timely-filed appeal or petition for certiorari is pending, or (b) any appeal taken or petition for certiorari filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.

                  FRACTIONAL POOL TRUST means the trust to be established for the purpose of aggregating, holding for so long as is necessary, and liquidating as soon as practicable for the account and benefit of the Old Note Holders, the fractional New Notes and distributing the proceeds thereof to the beneficial holders of Old Note Claims in proportion to their respective rights to receive fractional New Notes.

                  FRACTIONAL POOL TRUST AGREEMENT means the form of agreement establishing the Fractional Pool Trust.

                  FRACTIONAL POOL TRUSTEE means the Entity retained by the Debtors under the Fractional Pool Trust Agreement to administer the Fractional Pool Trust.

                  FUND DEPOSIT has the meaning set forth in Section 4.04 herein.

                  FUNDING means GB Property Funding Corp.

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                  GBCC means Greate Bay Casino Corporation.

                  GBCC STAY RELIEF MOTION means that certain motion filed by GBCC on or about December 23, 1998 seeking relief from the automatic stay to enable GBCC to transmit a letter purporting to terminate the Sands Trademark Master License Agreement, and all appeals filed by GBCC with respect thereto.

                  GBHC means Greate Bay Hotel and Casino, Inc.

                  GENERAL UNSECURED CLAIM means any Claim against the Debtors which arose or which is deemed by the Bankruptcy Code to have arisen prior to the Petition Date, and which is not a Claim in any other Class.

                  HIGH RIVER means Cyprus LLC and Larch LLC, each either a direct or indirect wholly-owned limited liability company owned by Carl C. Icahn.

                  HIGH RIVER INVESTMENT means High River's acquisition of 4,625,000 shares of New Common Stock on the Effective Date for the total purchase price of $65 million in Cash.

                  HIGH  RIVER  STOCK  PURCHASE   AGREEMENT  means  that  certain
agreement pursuant to which High River shall be obligated to make the High River Investment.

                  HOLDER means any entity holding a Claim or Interest, and includes the beneficial Holder of such Claim or Interest.

                  HOLDINGS means GB Holdings, Inc.

                  INTERCOMPANY NOTES means that certain Subordinated Promissory Note of GBHC in favor of PRT Funding Corp. dated February 17, 1994 in the principal amount of $10,000,000 and that certain Subordinated Promissory Note of GBHC in favor of Pratt Casino Corporation dated January 14, 1997 in the principal amount of $5,000,000.

                  INTERESTS means any and all rights arising out of the ownership of Old Common Stock, including all Claims against the Debtors resulting from the rescission of a purchase or sale of Old Common Stock, for damages arising from the purchase or sale of Old Common Stock, or for reimbursement or contribution allowed under section 502 on account of such a Claim, and all rights arising out of contracts, options or warrants to purchase or sell Old Common Stock.

                  LOCAL RULES means the Local Bankruptcy Rules of the District of New Jersey, as applicable to the Case.

                  LVSI means Las Vegas Sands, Inc., or any successor in interest.

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                  NEW COMMON STOCK means the ten million  (10,000,000) shares of new common stock of Reorganized Holdings, par value $ .01 per share, to be issued pursuant to the Committee/High River Plan, in accordance with the exemption from registration provided under section 1145 of the Bankruptcy Code.

                  NEW FUNDING BY-LAWS means the new by-laws of Reorganized Funding to be effective from and after the Effective Date and which shall be in a form acceptable to the Proponents.

                  NEW  FUNDING   CERTIFICATE   means  the  new   Certificate  of
Incorporation of Reorganized Funding, to be effective from and after the Effective Date, and which shall be in a form acceptable to the Proponents.

                  NEW GBHC BY-LAWS means the new by-laws of Reorganized GBHC to be effective from and after the Effective Date and which shall be in a form acceptable to the Proponents.

                  NEW HOLDINGS BY-LAWS means the new by-laws of Reorganized Holdings to be effective from and after the Effective Date and which shall be in a form acceptable to the Proponents, and filed no later than twenty (20) days prior to the Confirmation Hearing.

                  NEW HOLDINGS CERTIFICATE means the new Certificate of Incorporation of Reorganized Holdings, to be effective from and after the Effective Date, and which shall be in a form acceptable to the Proponents and filed no later than twenty (20) days prior to the Confirmation Hearing.

                  NEW MIRROR NOTE means a secured note in the amount of $110,000,000 that substantially mirrors the payment terms and interest rate of the New Notes, to be executed by Reorganized GBHC in favor of Reorganized Funding.

                  NEW NOTES means the $110 million principal amount of 11% First Mortgage Notes due 2005, to be issued by Reorganized Holdings on the Effective Date, in accordance with the exemption from registration provided under section 1145 of the Bankruptcy Code.

                  NEW NOTES INDENTURE means the trust indenture pursuant to which the New Notes will be issued, a copy of which will be filed no later than twenty (20) days prior to the deadline for submission of Ballots.

                  NEW NOTES TRUSTEE means the financial institution to be selected by the Proponents which will serve as trustee under the New Notes Indenture.

                  OLD COMMON STOCK means the common stock of Holdings, GBHC, and Funding issued and outstanding prior to the Petition Date, and includes any options or warrants or rights to acquire Old Common Stock.

                  OLD GUARANTEES means the guarantees by GBHC and Holdings of the Old Notes.

                  OLD MIRROR NOTE means the note issued by GBHC to Funding in the original principal amount of $185,000,000 and related documents.

                  OLD NOTES means the 10-7/8% First Mortgage Notes due 2004 issued by Funding and guaranteed by GBHC and Holdings.

                  OLD NOTES INDENTURE means the Indenture pursuant to which the Old Notes were issued.

                  OLD NOTES TRUSTEE means the Entity serving as trustee under the Old Notes Indenture.

                  OTHER SUBORDINATED CLAIMS means Claims against any of the Debtors which are junior in priority to General Unsecured Claims by virtue of contract, applicable law, or order of the Bankruptcy Court.

                  PETITION DATE means January 5, 1998, the date of Filing of the voluntary petitions for relief commencing the Cases.

                  PLAN SECURITIES means the New Notes and the New Common Stock.

                  PLAN SUPPLEMENT means the appendices and/or supplements that may be filed by the Proponents prior to the Confirmation Date which may include, but not be limited to, the High River Stock Purchase Agreement, the New Notes Indenture, the New Certificate of Incorporation and the New By-Laws, and such other documents as may be necessary or appropriate.

                  PRIORITY CLAIM means any Claim to the extent entitled to priority in payment under sections 507(a)(2)-(7) or (9) of the Bankruptcy Code.

                  PRIORITY TAX CLAIM means any Claim to the extent entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code.

                  PROFESSIONALS means Entities whose compensation or reimbursement of expenses must be authorized by order of the Bankruptcy Court pursuant to sections 327, 328, 330, 331, 503(b), or 1103 of the Bankruptcy Code.

                  PROOF OF CLAIM or PROOF OF INTEREST means a Filed Proof of Claim or Proof of Interest.

                  RECORD DATE means the date on which Creditors entitled to vote on the Committee/High River Plan are determined by their record ownership of Claims, which date shall be the date of entry of an order of the Bankruptcy Court approving the Disclosure Statement.

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                  REGULATORY  CONDITIONS  means those  conditions  described  in
Section 8.02 of this Plan.

                  REORGANIZED, when referring to the Debtors or any one of them, means the Debtors or any one of them after the Confirmation Order has been entered and, for purposes of making or effectuating any distribution hereunder, shall also include the Debtors or any one of them.

                  SANDS means the real and personal property owned by GBHC and used or useful in the conduct of the business of the Sands Casino Hotel, Indiana Avenue and Brighton Park, Atlantic City, New Jersey.

                  SANDS TRADEMARK means the trademark "Sands" owned by LVSI, and used by the Debtors in the conduct of their business operations at the Sands.

                  SANDS TRADEMARK MASTER LICENSE AGREEMENT means that certain agreement or agreements between LVSI and GBCC concerning the Sands Trademark.

                  SANDS TRADEMARK SUBLICENSE AGREEMENT means that purported agreement between GBCC and GBHC concerning the Debtors' rights to use the Sands Trademark in the conduct of their business operations at the Sands.

                  SCHEDULES means the Schedules of Assets and Liabilities and Statements of Executory Contracts and Financial Affairs, as amended, filed by the Debtors in accordance with the Bankruptcy Rules.

                  SECURITY DOCUMENTS means the documents that create and perfect
all  liens,   mortgages  and  security   interests  which  secure  the  Debtors'
obligations under the Old Notes.

                  SECURED CLAIM means a Claim against the Debtors which is deemed by the Bankruptcy Code to have arisen prior to the Petition Date and which is (i) secured by a valid lien, security interest, or other encumbrance on Collateral, or (ii) subject to setoff under section 553 of the Bankruptcy Code, but only to the extent of the value of the Collateral, or to the extent of the amount subject to setoff, determined in accordance with section 506(a) of the Bankruptcy Code, as modified by section 1111(b) of the Bankruptcy Code.

                  UNCLAIMED DISTRIBUTION means, in respect of any Class of Claims, all Cash or other property deemed to be "Unclaimed Distributions" pursuant to Section 8.09 of this Plan.

                  UNSECURED CREDITORS FUND means an account to be established under this Plan and used to pay (a) Allowed General Unsecured Claims as set forth in Article 4 and (b) expenses of the Unsecured Creditors Fund Administrator in excess of those paid by the Reorganized Debtors pursuant to
Section 2.04 hereof.

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


                  UNSECURED   CREDITORS  FUND  ADMINISTRATOR  means  the  Entity
designated by the Committee, with the reasonable consent of High River, to administer the Unsecured Creditors Fund.

                  UNSECURED CREDITORS FUND EXPENSES means the expenses, including attorneys fees, incurred by the Unsecured Creditors Fund Administrator in administering the Unsecured Creditors Fund, inclusive of any fees incurred in negotiating and/or litigating the pending personal injury matters.

                  VOTING   PROCEDURES   ORDER   means   the   Order   Scheduling
Confirmation Hearing for this Plan of Reorganization and Establishing Voting Procedures thereto dated April 20, 2000.

                  DOCUMENT REFERENCES. All references to documents shall include all addenda, exhibits and schedules attached thereto or referred to therein.

                  OTHER DEFINITIONS. A term used and not defined herein, but that is defined in the Bankruptcy Code, shall have the meaning set forth therein. The words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to this Committee/High River Plan as a whole and not to any particular section, subsection, or clause contained in this Committee/High River Plan. The word "including" shall mean "including, without limitation." The singular shall include the plural and vice versa unless the context otherwise requires.

                                    ARTICLE 2

                     ADMINISTRATIVE AND PRIORITY TAX CLAIMS

                  2.01  ADMINISTRATIVE EXPENSE CLAIMS.

                  (a) Except as set forth in section 2.03 below, Allowed Administrative Operating Expense Claims will be paid in Cash, on the Effective Date, or, if such Claim becomes Allowed after the Effective Date, within five
(5) days after such Claim becomes Allowed. All requests by Professionals for final allowance of compensation and reimbursement of expenses accrued as of the Effective Date must be Filed with the Court within sixty (60) days after the Effective Date and will be paid within five (5) days after such Claims become Allowed. The estimated amount of unpaid fees and expenses of Professionals as of the Effective Date will be deposited by the Debtors in a segregated account on or prior to the Effective Date, in accordance with Bankruptcy Rule 3020(a). Such escrowed funds shall be used to pay Allowed Administrative Expense Claims of Professionals and any funds remaining after making all such payments shall revest in the Reorganized Debtors.

                  (b) Holders of Administrative Operating Expense Claims shall not be required to File any request for payment of such Claims. All Administrative Operating Expense Claims which are not due and payable by their terms as of Effective Date shall be assumed by the Reorganized Debtors, and paid in accordance with their terms, subject to all applicable offsets and defenses which the Debtors, the Reorganized Debtors, or any one of them, may hold to payment of such Claims.

                  2.02 PRIORITY TAX CLAIMS. At the option of the Proponents, each holder of an Allowed Priority Tax Claim shall be paid the full amount of such Allowed Priority Tax Claim, (a) in Cash, on the later of (i) the Effective Date (or as soon thereafter as is practicable), or (ii) the first Business Day after such Claim becomes an Allowed Claim (or as soon thereafter as is practicable); or (b) in equal quarterly installments of principal and interest at the applicable legal rate over a period not to exceed six (6) years from the date of assessment of such Priority Tax Claim.

                  2.03 OLD NOTES TRUSTEE FEES AND EXPENSES. After application to the Bankruptcy Court within sixty (60) days after the Effective Date and approval of such application by Final Order, the Reorganized Debtors will pay all Allowed fees and expenses of the Old Notes Trustee incurred in or in connection with the Cases. The Reorganized Debtors will deposit the estimated amount of fees and expenses of the Old Notes Trustee in a segregated account on the Effective Date, which funds will be used to make payments of Allowed fees and expenses of the Old Notes Trustee. Nothing contained in this Plan affects the Old Notes Trustee's rights pursuant to the Old Notes Indenture to assert a lien on the distributions due to Holders of Old Notes to secure payment of its fees and expenses. After the Effective Date, the reasonable fees and expenses of the Old Notes Trustee incurred in making distributions to Holders of Old Notes under this Plan shall be paid by the Reorganized Debtors in the ordinary course. If the Old Notes Trustee does not serve as the Disbursing Agent, then the Plan Securities distributed to the Disbursing Agent may be subject to the lien of the Old Notes Trustee under the Old Notes Indenture.

                  2.04 UNSECURED CREDITORS FUND EXPENSES. After the Effective Date, the Reorganized Debtors shall from time to time reimburse the Unsecured Creditors Fund Administrator for the Unsecured Creditors Fund Expenses in an amount that shall not exceed $200,000, subject to allowance of such expenses upon application by the Unsecured Creditors Fund Administrator to the Bankruptcy Court. The remaining Unsecured Creditors Fund Expenses, if any, shall be paid from the Unsecured Creditors Fund, subject to allowance of such expenses upon application by the Unsecured Creditors Fund Administrator to the Bankruptcy Court.

                                    ARTICLE 3

                     CLASSIFICATION OF CLAIMS AND INTERESTS

                  3.01 CLASS 1 - PRIORITY CLAIMS. Class 1 consists of all Allowed Priority Claims against any Debtor. Class 1 is unimpaired.

                  3.02 CLASS 2 - ALLOWED CLAIMS OF OLD NOTES. Class 2 consists of all Allowed Claims of Holders of Old Notes against any Debtor. Class 2 is impaired.

                  3.03 CLASS 3 - OTHER SECURED CLAIMS. Class 3 consists of all Allowed Secured Claims (other than the Old Notes) against any Debtor. Class 3 is unimpaired.

                  3.04 CLASS 4 - GENERAL UNSECURED CLAIMS. Class 4 consists of all Allowed General Unsecured Claims against any Debtor. Class 4 is impaired.

                  3.05 CLASS 5 - INTERCOMPANY NOTES. Class 5 consists of all Allowed Claims of Holders of any Intercompany Notes against any Debtor. Class 5 is impaired.

                  3.06 CLASS 6 - OTHER SUBORDINATED CLAIMS. Class 6 consists of all Allowed Subordinated Claims against any Debtor. Class 6 is impaired.

                  3.07 CLASS 7 - OLD COMMON STOCK INTERESTS. Class 7 consists of all Old Common Stock Interests in the Debtors. Class 7 is impaired.

                  3.08 CLASSIFICATION RULES. A Claim is in a particular Class only to the extent that the Claim qualifies within the description of Claims of that Class, and such Claim is in a different Class to the extent that the remainder of the Claim qualifies within the description of the different Class. Pursuant to section 1123(a)(4) of the Bankruptcy Code, all Allowed Claims of a particular Class shall receive the same treatment unless the Holder of a particular Allowed Claim agrees to a less favorable treatment for such Allowed Claim. Pursuant to section 510(a) of the Bankruptcy Code, this Plan shall give effect to subordination agreements which are enforceable under applicable nonbankruptcy law, except to the extent the beneficiary or beneficiaries thereof agree to less favorable treatment. This Plan shall also give effect to the subordination rules of sections 510(b) and (c) of the Bankruptcy Code. The inclusion of a Creditor by name in any Class is for purposes of general description only, and includes all Entities claiming as beneficial interest holders, assignees, heirs, devisees, transferees or successors in interest of any kind of the Creditor named.

                  3.09 INTER-COMPANY CLAIMS. With the exception of Claims arising from the Old Mirror Note, which shall be treated in the manner set forth in Section 6.06 of this Plan, Claims by any Debtor against any other Debtor shall be cancelled and extinguished, including all Claims arising out of the Old Guarantees.

                                    ARTICLE 4

                       TREATMENT OF CLASSES UNDER THE PLAN

                  4.01 CLASS 1 - PRIORITY CLAIMS. Class 1 is unimpaired. Each Holder of a Class 1 Claim shall be paid the Allowed amount of such Claim, including all applicable interest and other charges to which the Holder of such Allowed Priority Claim may be entitled under applicable law or contract, to the extent permitted under the applicable provision of section 507(a), in Cash, on the later of: (a) the Effective Date (or as soon thereafter as is practicable) and (b) the first Business Day after such Claim becomes an Allowed Claim (or as soon thereafter as is practicable).

                  4.02 CLASS 2 - ALLOWED CLAIMS OF OLD NOTES. Class 2 is impaired. Holders of Class 2 Claims shall share pari passu and pro rata in the New Notes and 5,375,000 shares of New Common Stock. All distributions to Class 2 shall occur on the Effective Date (or as soon thereafter as is practicable) or as soon as legally permissible thereafter. After the Effective Date, the Reorganized Debtors shall use their reasonable good faith best efforts to register the Plan Securities and have them listed on a national securities exchange pursuant to Section 8.14 herein.

                  4.03 CLASS 3 - OTHER SECURED CLAIMS. Class 3 is unimpaired. On the Effective Date, the agreements giving rise to Class 3 Claims shall be reinstated and all defaults thereunder shall be cured pursuant to section 1124 of the Bankruptcy Code.

                  4.04 CLASS 4 - GENERAL UNSECURED CLAIMS. Class 4 is impaired. Each holder of a Class 4 Claim shall receive, in Cash, on the later of the Effective Date or the date on which such Claim becomes an Allowed Claim, its pro rata share of the Unsecured Creditors Fund. The Unsecured Creditors Fund shall consist of Cash deposited by the Reorganized Debtors on the Effective Date (the "Fund Deposit") equal to $5,360,000; provided, however, that if the Bankruptcy Court determines that Holders of Claims in Class 4 may receive more value than is to be distributed with regard to other unsecured Claims, the Fund Deposit shall be increased to the level that would afford, up to an estimated 100% dividend on the estimated total Allowed Class 4 Claims, as the Bankruptcy Court determines does not unfairly discriminate pursuant to section 1129(b) of the Bankruptcy Code. In addition, the Class 4 Creditors may also receive such other and different treatment as the Bankruptcy Court permits so as to insure maximum recovery by Class 4 Creditors in accordance with applicable law.

                  4.05 CLASS 5 - INTERCOMPANY NOTES CLAIMS. Holders of Class 5 Claims shall be allocated New Common Stock in an amount equal to approximately 995,079 shares. However, pursuant to section 510 of the Bankruptcy Code, all New Common Stock so allocated shall be distributed to Holders of Old Notes in Class 2, on account of and pursuant to the subordination provisions of the Intercompany Notes. Holders of Claims in this Class shall retain no distribution in respect of their Claims.

                  4.06 CLASS 6 - OTHER SUBORDINATED CLAIMS. Holders of Class 6 Claims shall receive no distribution in respect of their Claims.

                  4.07 CLASS 7 - OLD COMMON STOCK INTERESTS. Holders of Class 7 Interests shall receive no distribution in respect thereof. The Old Common Stock Interests shall be cancelled, extinguished, and of no further force and effect as of the Effective Date.

                  4.08 CONTROVERSY CONCERNING IMPAIRMENT. In the event of a controversy as to whether any Creditor or Holder of an Interest, or Class of Creditors or Class of Holders of Interests is impaired under this Plan, the Bankruptcy Court shall, after notice and a hearing, determine such controversy.

                                    ARTICLE 5

            ACCEPTANCE OR REJECTION OF THE COMMITTEE/HIGH RIVER PLAN

                  5.01 IMPAIRED CLASSES ENTITLED TO VOTE. Classes 2, 4, 5, 6, and 7 are impaired under this Plan. Each Holder of an Allowed Claim in Classes 2 and 4 shall be entitled to vote to accept or reject this Plan. Classes 5, 6, and 7 are presumed to have rejected this Plan pursuant to section 1126(g) of the Bankruptcy Code and do not have the right to vote thereon.

                  5.02 ACCEPTANCE BY AN IMPAIRED CLASS OF CLAIMS. A Class of Creditors shall have accepted this Plan if Creditors casting Ballots holding at least two-thirds in the aggregate dollar amount and more than one-half in number of the Allowed Claims of such Class vote to accept this Plan.

                  5.03 PRESUMED ACCEPTANCE BY UNIMPAIRED CLASSES Classes 1 and 3 are unimpaired under this Plan, and, therefore, are conclusively presumed to accept this Plan pursuant to section 1126(f) of the Bankruptcy Code and do not have a right to vote thereon.

                                    ARTICLE 6

            MEANS FOR IMPLEMENTATION OF THE COMMITTEE/HIGH RIVER PLAN

                  6.01 ISSUANCE OF NEW NOTES On the Effective Date and subject to the Regulatory Conditions, (i) Reorganized Funding will issue and Reorganized Holdings and Reorganized GBHC will guarantee, the New Notes in integral multiples of $1,000, in accordance with the New Notes Indenture and all mortgages, liens and security interests securing the New Notes will be created and perfected, (ii) the New Notes will be delivered to the Disbursing Agent, and
(iii) the Old Notes Indenture, the Security Documents, and all mortgages, liens, security interests and encumbrances securing the Old Notes will be deemed canceled, terminated, extinguished and of no force or effect as between the Debtors and the Old Notes Trustee.

                  6.02 ISSUANCE OF NEW COMMON STOCK. On the Effective Date and subject to the Regulatory Conditions, Reorganized Holdings will issue and deliver 4,625,000 shares of New Common Stock to High River in exchange for the High River Investment. Reorganized Holdings will issue and deliver to the Disbursing Agent an additional 5,375,000 shares of New Common Stock, for distribution to Holders of Old Notes. On the Effective Date, the New Holdings By-Laws and the New Holdings Certificate shall be deemed adopted and approved.

                  6.03 ESTABLISHMENT OF UNSECURED CREDITORS FUND On or prior to the Confirmation Date, the Committee shall designate the Unsecured Creditors Fund Administrator. On the Effective Date, the Reorganized Debtors shall transfer the Fund Deposit to the Unsecured Creditors Fund pursuant to Section
4.04 herein.

                  6.04 OTHER RESERVES As soon as practicable after the Confirmation Date, the Disbursing Agent shall reserve for distribution all Cash to be distributed or escrowed on the Effective Date under this Plan other than that the Fund Deposit to be transferred to the Unsecured Creditors Fund pursuant to Section 4.04 herein.

                  6.05 ISSUANCE OF SUBSIDIARY STOCK. On the Effective Date, Reorganized Funding and Reorganized GBHC will each issue to Reorganized Holdings 100 shares of common stock in exchange for $250, which will represent all of the issued and outstanding common stock of Reorganized Funding and Reorganized GBHC. On the Effective Date, the

New Funding Certificate, the New Funding By-Laws, and the New GBHC By-Laws shall be deemed adopted and approved.

                  6.06  EXCHANGE  OF  MIRROR  NOTES.   On  the  Effective  Date,
Reorganized GBHC will issue to Reorganized Funding the New Mirror Note in full satisfaction of GBHC's obligations under the Old Mirror Note.

                  6.07 ASSIGNMENT AND ASSUMPTION OF LVSI AGREEMENT. On the Effective Date, Cyprus and Larch shall assign to Reorganized GBHC all of their right, title, and interest in that certain High River Sands Agreement dated June 8, 2000 between and among Cyprus, Larch, and LVSI regarding the Sands Trademark, and Reorganized GBHC shall assume such agreement and all of the obligations of Cyprus and Larch thereunder pursuant to its terms.

                                    ARTICLE 7

                              CONDITIONS PRECEDENT

                  7.01 CONDITIONS PRECEDENT TO CONFIRMATION. Confirmation of the Plan is subject to the satisfaction or waiver of each of the following conditions:

                  (a) the Bankruptcy Court has entered the Confirmation Order in form and substance acceptable to the Proponents containing findings, supported by evidence adduced at the Confirmation Hearing, or ordering, among other things, that upon the occurrence of the Effective Date, the issuance of all Plan Securities and the execution of any required indenture and security documents in respect thereto shall have been duly and validly authorized by all necessary corporate action; that the lien, title or other interest in collateral created by such indenture and instruments shall be valid and binding and enforceable against the Reorganized Debtors, as the case may be, and such collateral shall be subject to no prior, pari passu or subordinate encumbrances or claims except as provided for in such documents; that any fractional note pool trustee as required by the Fractional Pool Trust Agreement shall be authorized to serve as such under the Fractional Pool Trust Agreement and shall be authorized to rely on information concerning the identity and size of beneficial holders of the Old Notes from registered holders of such Notes and that the disbursing agents are authorized to aggregate and deliver fractional New Notes aggregated into New Notes to such Fractional Pool Trustee; that, pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under the Committee/High River Plan, the creation of any mortgage, deed of trust or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Committee/High River Plan, including, without limitation, any merger agreements or agreements of consolidation, deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Committee/High River Plan, shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax; all sale transactions consummated by the Debtors and approved by the Bankruptcy Court on and after the Petition Date through and including the Effective Date including the sale by the Debtors of owned property pursuant to section 363(b) of the Bankruptcy Code and the assumption, assignment and sale by the Debtors of unexpired leases of non-residential real property pursuant to section 365(a) of the Bankruptcy Code, shall be deemed to have been made under, in furtherance of, or in connection with the Committee/High River Plan and, thus, shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax; and that all recording officers and other entities whose duties include recordation of documents lodged for recording shall record, file and accept such documents delivered under the Committee/High River Plan without the imposition of any charge, fee, governmental assessment or tax and in such other form and substance reasonably satisfactory to the Proponents;

                  (b) the Debtors have received any consent of any governmental units whose consent is required for confirmation.

                  7.02 CONDITIONS PRECEDENT TO EFFECTIVE DATE. The occurrence of the Effective Date is subject to the satisfaction or waiver of each of the following conditions:

                  (a) the Confirmation Order has become a Final Order;

                  (b) the New Notes Indenture, in a form reasonably satisfactory to the Proponents, has been qualified under the Trust Indenture Act;

                  (c) no conditions (other than Regulatory Conditions) to the issuance or authentication of the New Notes or New Common Stock to be distributed to the Disbursing Agent pursuant to this Plan or the New Notes Indenture shall be unsatisfied;

                  (d) the New Notes and New Common Stock have been authenticated and distributed to the Disbursing Agent;

                  (e) all other requirements of applicable laws have been satisfied; and

                  (f) the Casino Commission has approved the issuance of Plan Securities and such other provisions of this Plan for which Casino Commission approval may be necessary under applicable law to consummate the Plan.

                  7.03 WAIVER OF CONDITIONS. The Proponents shall have the right to waive the condition to the Effective Date set forth in Section 7.02(a) herein notwithstanding the pendency of an appeal of the Confirmation Order or any order related thereto, so long as there is no stay of the Confirmation Order in effect. The Effective Date may occur before the expiration of time to take an appeal or to seek reconsideration of the Confirmation Order without the giving of any notice to any objecting party. In the event of any such appeal, the Proponents may seek the dismissal of such appeal as moot following the Effective Date.

                                    ARTICLE 8

                                  DISTRIBUTIONS

                  8.01 DISTRIBUTIONS. All distributions under this Plan other than those to members of Class 4 shall be made by the Disbursing Agent. All distributions to members of Class 4 shall be made by the Unsecured Creditors Fund Administrator. The record date for all distributions shall be the Confirmation Date.

                  8.02 REGULATORY CONDITIONS TO DISTRIBUTION. The Disbursing Agent shall issue the New Notes and New Common Stock to Holders of Old Notes entitled to receive such securities as and when all regulatory approvals required as a condition to issuance of such New Notes or New Common Stock to such Holder (the "Regulatory Conditions") have either been granted by the appropriate regulatory body, have been waived, or are not required under applicable law. An Entity that is not entitled to be issued New Common Stock by reason of Regulatory Conditions or otherwise shall have no rights of a Holder of such New Common Stock, including rights to vote such shares, until all Regulatory Conditions with respect to such Entity or other requirements have been satisfied and the New Common Stock has been issued to the Entity.

                  8.03 SURRENDER OF NOTES AND OTHER SECURITIES. Except as otherwise ordered by the Bankruptcy Court, to receive any distribution under this Plan, each Holder of an Old Notes Claim will be required to surrender all of its Old Notes to the Disbursing Agent. Failure to comply with such requirements will bar a Holder of Old Notes from receiving any distributions under this Plan. Notwithstanding the foregoing, all of the Old Notes will be deemed surrendered, canceled, and of no further force or effect as of the Effective Date, whether or not the Old Notes are delivered to the Disbursing Agent. Delivery of the Old Notes is required for administrative convenience only and any such delivery shall not alter a Holder of Old Notes' legal or equitable rights against any Entity other than the Debtors, if any.

                  The manner and procedure to be followed for surrendering Old Notes and for providing necessary affidavits and bonds shall be prescribed by the Disbursing Agent upon reasonable notice sent to all Holders of Old Note Claims.

                  8.04 SURVIVAL OF CERTAIN TERMS OF THE OLD NOTES INDENTURE. Notwithstanding the termination and cancellation of the Old Notes, the Old Notes Indenture and the Security Documents as respects the Debtors, the provisions of the Old Notes Indenture governing the relationship of the Old Notes Trustee and the Holders of Old Notes, including those provisions relating to distributions, the Old Notes Trustee's right to payment and liens on property to be distributed to Holders of Old Notes, if any, and the Trustee's right of indemnity, if any, shall not be affected by this Plan.

                  8.05  METHOD  OF  PAYMENT.   Any  Cash  payment  made  by  the
Disbursing Agent pursuant to this Plan shall be in U.S. dollars, either by check drawn on a domestic bank or wire transfer.


                  8.06 TIMING OF PAYMENT. Any payment or distribution required to be made under this Plan on a day other than a Business Day shall be due on the next succeeding Business Day.

                  8.07 SETOFF. Nothing contained herein shall be deemed to waive the Debtors' statutory or common law right of setoff, which may be enforced as to Class 4 Claims by the Unsecured Creditors Fund Administrator.

                  8.08 DE MINIMIS CASH DISTRIBUTIONS. The Disbursing Agent or Unsecured Creditors Fund Administrator shall not be required to distribute Cash to any Creditor if the amount of Cash to be distributed to such Creditor is less than $5.00.

                  8.09  UNCLAIMED DISTRIBUTIONS TO CREDITORS.

                  (a) NON-NEGOTIATED CHECKS AND OTHER CONSIDERATION. If an Entity entitled to receive Cash under the Committee/High River Plan fails to present for payment a check issued to such Holder pursuant to this Plan within ninety (90) days of the date such check was issued, or if any distributions are returned due to an incorrect or incomplete address for which neither the Debtors, the Reorganized Debtors, nor the Unsecured Creditors Fund Administrator have received a correct address, then the amount of Cash or other property attributable to such check or distribution shall be deemed to be Unclaimed Distributions and the payee of such check or distribution shall be deemed to have no further Claim in respect of such check or distribution, and shall not be entitled to participate in any further distributions under this Plan. Nothing in this Plan shall require the Debtors, the Reorganized Debtors, or the Unsecured Creditors Fund Administrator to attempt to locate an Entity. In the event that any New Notes or New Common Stock distributable to the Holders of Old Notes have not been distributed by the Disbursing Agent to the Holders of Old Notes Claims within two (2) years of the later of the Effective Date or the satisfaction of or failure to satisfy the Regulatory Conditions, then such consideration shall be deemed to be Unclaimed Distributions. The above time limit shall not apply to distributions to Holders of Old Notes that the Old Notes Trustee may make pursuant to the Old Notes Indenture that are independent of the consideration being distributed pursuant to this Plan.

                  (b) REVESTING OF UNCLAIMED DISTRIBUTIONS. All Unclaimed Distributions of Cash, New Notes, or New Common Stock shall revest in the Reorganized Debtors except that any Unclaimed Distributions from the Unsecured Creditors Fund will be returned to the Unsecured Creditors Fund Administrator for further distribution to holders of Allowed General Unsecured Claims, subject to the return of the Excess Fund Deposit pursuant to Section 4.04 of the Plan.

                  8.10 ROUNDING; FRACTIONAL PORTIONS. Whenever any payment of a fraction of a cent would otherwise be called for, the actual payment shall reflect a rounding of such fraction to the nearest whole cent, with one-half cent being rounded up to the nearest whole cent. To the extent Cash remains undistributed as a result of the rounding of such fraction to the nearest whole cent, such Cash shall be treated as Unclaimed Distributions under Section 8.09 herein. Whenever any distribution of a fraction of a share of New Common Stock would otherwise be called for, the actual distribution will reflect a rounding of such fraction down to the nearest whole number of shares. Whole shares of New Common Stock not distributed because of the provisions of this Section will be treated as Unclaimed Distributions under Section 8.09 herein. New Notes will be issued in integral multiples of $1,000. No fractional portions of New Notes will be issued. Notwithstanding this "Rounding" provision, fractional New Notes will be aggregated by the Disbursing Agent based upon information on beneficial holder Ballots or otherwise from registered Holders of Old Notes and intermediary Holders of Old Notes, and will be delivered to the Fractional Note Pool Trustee for sale pursuant to the Fractional Pool Trust Agreement, with the cash proceeds to be distributed to Holders of Old Notes in lieu of fractional portions, as provided by the Fractional Pool Trust Agreement as directed by the Disbursing Agent.

                  8.11 TREATMENT OF DISPUTED CLAIMS. Disputed Claims shall be treated as follows under this Plan:

                  (a) OBJECTIONS TO CLAIMS. Except as otherwise provided by the Bankruptcy Court or in this Plan, all objections to Claims shall be Filed and served on the Holders of such Claims on or before the later of (i) sixty (60) days after the Confirmation Date, (ii) sixty (60) days after a particular Proof of Claim is Filed, except that such Claim shall not be deemed an Allowed Claim until after the sixty (60) day period lapses, and (iii) such additional date as the Bankruptcy Court may fix upon application of the Debtors; provided, however, that no party in interest shall be required to File an objection to any Claim listed in the Schedules as disputed, contingent, unliquidated or undetermined and for which no Proof of Claim was Filed, which Claim shall be barred and disallowed in its entirety. After the Effective Date, the Unsecured Creditors Fund Administrator shall have the sole right to object to or seek the estimation of any Claims which are to be paid from the Unsecured Creditors Fund. Administration of Disputed Claims by the Unsecured Creditors Fund Administrator shall remain subject to the supervision of the Bankruptcy Court.

                  (b) NO DISTRIBUTIONS PENDING ALLOWANCE. Notwithstanding any other provision of this Plan to the contrary, no distribution shall be made to the Holder of a Disputed Claim or the Holder of a Claim who is the subject of a proceeding against it by the Debtors, unless and until such Disputed Claim becomes an Allowed Claim or such proceeding is resolved.

                  (c) DISTRIBUTIONS AFTER ALLOWANCE. Once a Disputed Claim becomes an Allowed Claim, distributions on account of such Claim shall be made in accordance with the provisions of this Plan governing the Class of Claims to which the respective Claim belongs.

                  (d) ADR PROCEDURE. The ADR Procedure will continue in effect after the Effective Date under the supervision of the Bankruptcy Court and shall be administered by the Unsecured Creditors Fund Administrator. All costs and expenses of administering the ADR Procedure incurred on or after the Effective Date shall be deemed Unsecured Creditors Fund Expenses.

                  8.12 ESTIMATION OF CLAIMS. At any time prior to the Effective Date, or within sixty (60) days thereafter, the Proponents, the Reorganized Debtors, or the Unsecured Creditors Fund Administrator may seek the estimation of a Disputed Claim in accordance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules; provided however, that after the Effective Date, only the Unsecured Creditors Fund Administrator may seek the estimation of a Disputed Class 4 Claim. The estimated amount of a Disputed Claim shall be fixed by Final Order, which shall be deemed the amount of such Claim for all purposes under this Plan.

                  8.13 NO MULTIPLE SATISFACTIONS An Entity that holds a Claim against more than one Debtor that arises from the same right to payment or equitable remedy that gives rise to a right to payment, such as a Holder of a Claim for a loan given to one Debtor, which loan is guaranteed by another Debtor, shall only receive a distribution as if the Entity was the Holder of a Claim against one Debtor. Such distribution shall be deemed to be in full satisfaction of the Entity's Claims against all Debtors.

                  8.14 REGISTRATION AND LISTING OF NEW NOTES AND NEW COMMON STOCK After the Effective Date, the Reorganized Debtors will use their reasonable good faith best efforts to register the New Notes and New Common Stock in accordance with applicable law and to cause such securities to be listed on a national exchange. Such securities shall be issued under this Plan in reliance on the exemption from registration provided in section 1145 of the Bankruptcy Code, subject to the approval of the Casino Commission.

                                    ARTICLE 9

                               EXECUTORY CONTRACTS

                  9.01 ASSUMPTION OR REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

                  (a) REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES. All executory contracts and unexpired leases that exist between the Debtors and any Entity, which have not been assumed or rejected prior to the Effective Date shall be deemed rejected as of the Effective Date pursuant to section 365 of the Bankruptcy Code, except for any executory contract or unexpired lease that has been assumed pursuant to an order of the Bankruptcy Court entered at or prior to the Effective Date, or which is subject to an application pending as of the Effective Date to assume or to extend the time to assume or reject. Nothing contained herein shall constitute a waiver of any claim, right, or cause of action that the Debtors may hold against any lessor or lessee or party to an executory contract with the Debtors, including the insurer under any policy of insurance.

                  (b) SANDS TRADEMARK. On the Effective Date, the Debtors shall be deemed to have withdrawn their opposition to the GBCC Stay Relief Motion. On the Effective Date, if the Sands Trademark Sublicense Agreement has not been terminated by virtue of a termination of the Sands Trademark Master License Agreement or otherwise, the Sands Trademark Sublicense Agreement shall be deemed rejected pursuant to Section 9.01 of this Plan to the extent it is a valid, enforceable agreement susceptible to rejection pursuant to section 365 of the Bankruptcy Code.

                  (c) APPROVAL OF ASSUMPTION OR REJECTION OF LEASES AND CONTRACTS. Entry of the Confirmation Order shall constitute the approval, pursuant to section 365(a) of the Bankruptcy Code, of the rejection of the executory contracts and unexpired leases to be rejected pursuant to this Plan. Notice of the Confirmation Hearing shall constitute notice to any non-debtor party to an executory contract or unexpired lease that is to be rejected under this Plan.

                  (d) BAR DATE FOR FILING PROOFS OF CLAIM RELATING TO EXECUTORY CONTRACTS AND UNEXPIRED LEASES REJECTED PURSUANT TO THIS PLAN. Any and all Proofs of Claim arising out of the rejection of an executory contract or unexpired lease rejected pursuant to this Article 9 must be Filed within thirty (30) days after the Effective Date. Any Holder of a Claim arising out of such rejection of an executory contract or unexpired lease who fails to File a Proof of Claim within such time shall be forever barred, estopped and enjoined from asserting such Claim against the Debtors, the Reorganized Debtors, or their Estates. Unless otherwise ordered by the Bankruptcy Court, all Claims arising from the rejection of executory contracts and unexpired leases shall be treated as General Unsecured Claims under this Plan. Nothing contained herein shall extend the time for Filing a Proof of Claim for rejection of any contract or lease rejected prior to the Confirmation Date.

                  (d) OPTIONS. Any options, warrants or other equity interests representing the right to acquire Old Common Stock shall be canceled as of the Effective Date. All Claims arising under such warrants or options shall be classified in Class 7.

                                   ARTICLE 10

                             EFFECTS OF CONFIRMATION

                  10.01 REVESTING OF ASSETS. Except as otherwise set forth herein, subject to the provisions of and for the purposes of distributions in accordance with this Plan, all property of the Estates, including all Causes of Action, shall revest in the Reorganized Debtors on the Effective Date. Such revested property shall be free and clear of all liens, claims, encumbrances and interests, except as otherwise provided in this Plan. The Reorganized Debtors shall be authorized to prosecute all Causes of Action after the Effective Date.

                  10.02 DISCHARGE AND INJUNCTION. Pursuant to section 1141 of the Bankruptcy Code, all Claims against or Interests in the Debtors will be discharged and deemed satisfied upon the Effective Date. As of the Effective Date, all Entities that have held, currently hold or may hold a Claim or other debt or liability against the Debtors affected by this Plan are enjoined from taking any actions to collect or recover in any manner on account of any such Claims, debts or liabilities from any or all of the Assets, except as otherwise provided in this Plan. The Unsecured Creditors Fund Administrator and all General Unsecured Creditors will have no recourse against the Reorganized Debtors, their Estates, or the Proponents after the Effective Date, except for payments for reimbursement of expenses allowed by the Bankruptcy Court up to $200,000 related to the administration of the Unsecured Creditors Fund pursuant to Section 2.04 herein.

                  10.03 RETENTION OF JURISDICTION. (a) Following the Effective Date, the Bankruptcy Court shall retain and have jurisdiction for the following purposes:

                  (i)   to   adjudicate   all   controversies   concerning   the
classification or allowance of any Claims or Interests;

                  (ii) to liquidate, allow, or disallow any Claims which are disputed, contingent, or unliquidated;

                  (iii) to determine any and all objections to the allowance of Claims or Interests, or counterclaims to any Claim;

                  (iv) to determine any and all applications for allowance of compensation and reimbursement of expenses and any other fees and expenses authorized to be paid or reimbursed under the Bankruptcy Code or this Plan;

                  (v) to determine any applications pending on the Effective Date for the rejection or assumption of executory contracts or unexpired leases or for the assumption and assignment, as the case may be, of executory contracts or unexpired leases to which any Debtor is a party or with respect to which it may be liable, and to hear and determine, and if need be to liquidate, any and all Claims arising therefrom;

                  (vi) to adjudicate any actions brought by the Debtors on any Causes of Action, at any time prior to expiration of the relevant statute of limitations;

                  (vii)  to  determine  any  and  all  applications,   adversary
proceedings, and contested or litigated matters that may be pending on the last date for objections to Claims;

                  (viii) to consider any modifications of this Plan, remedy any ambiguity, defect or omission or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order, to the extent authorized by the Bankruptcy Code;

                  (ix) to determine all controversies, suits and disputes that may arise in connection with the interpretation, enforcement, or consummation of this Plan;

                  (x) to consider and act on the compromise and settlement of any Claim or cause of action by or against the Debtors or the Estates, including but not limited to determining all controversies, suits and disputes that may arise in connection with the interpretation, enforcement or consummation of such compromises and settlements previously approved by the Bankruptcy Court or that may be approved in the future;

                  (xi) to issue orders in aid of execution of this Plan to the extent authorized by section 1142 of the Bankruptcy Code;

                  (xii) to determine such other matters as may be set forth in the Confirmation Order or which may arise in connection with this Plan or the Confirmation Order;

                  (xiii) to adjudicate disputes over the issuance of New Notes or New Common Stock to Holders of Allowed Claims; and

                  (xiv) to administer the ADR Procedure.

                  (b) The Bankruptcy Court shall have exclusive jurisdiction over any action against any of the Entities exculpated pursuant to Section 12.02 of this Plan based upon any act or omission in connection with, or arising out of, the Cases, the proposed confirmation or consummation of this Plan, or the administration of the Cases or this Plan, or the property to be distributed under this Plan.

                  10.04 SUBORDINATION RIGHTS. The classification and treatment of all Claims and Interests under this Plan shall be in full settlement and satisfaction of any contractual, legal and equitable subordination rights, whether arising under general principles of equitable subordination, section 510(c) of the Bankruptcy Code or otherwise, that a Holder of a Claim or Interest may have against other Claim Holders with respect to any distribution made pursuant to this Plan.

                  10.05 EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS; TIMING. The Proponents, the Debtors, and the Reorganized Debtors are authorized to execute, deliver, file, or record such contracts, instruments, releases, and other agreements or documents and to take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan. All transactions that are required to occur on the Effective Date under the terms of this Plan shall be deemed to have occurred simultaneously. The Old Notes Trustee shall deliver in recordable form all documents or instruments reasonably requested by the Debtors or the Reorganized Debtors to cancel of record all mortgages, liens, security interests and encumbrances on any Collateral for the Old Notes.

                  10.06 RATIFICATION OF ACTIONS TAKEN. Entry of the Confirmation Order and the occurrence of the Effective Date shall ratify all transactions effected by the Debtors and the Proponents from and including the Petition Date through the Effective Date. After entry of the Confirmation Order, all Creditors and Interest Holders shall be enjoined and restrained from commencing or continuing any action or proceeding arising out of or related to the consummation of the transactions contemplated by this Plan.

                  10.07 MODIFICATION OF THIS PLAN Subject to section 1127 of the Bankruptcy Code, the Proponents may agree among themselves to amend or modify this Plan, and remedy any defect or omission, or reconcile any inconsistency in this Plan in such manner as may be necessary to carry out the purpose and intent of this Plan. Every amendment or modification of this Plan shall supersede and render null and void all prior versions of this Plan.

                  10.08 WITHDRAWAL OF PROCEEDINGS BY OLD NOTES TRUSTEE. As of the Confirmation Date, the Old Notes Trustee shall use its best efforts to suspend any appeals or other proceedings then pending in connection with Orders of the Bankruptcy Court. As of the Effective Date, the Old Notes Trustee shall withdraw all such proceedings with prejudice.

                                   ARTICLE 11

                          GOVERNANCE AFTER CONFIRMATION

                  11.01 BOARD OF DIRECTORS. As of the Effective Date, Timothy A. Ebling and Frederick H. Kraus shall continue to be directors of Reorganized Holdings and the following four additional individuals shall be added to the Board of Directors of Reorganized Holdings: Carl C. Icahn, Robert J. Mitchell, Martin Hirsch, and Michael L. Ashner. The first annual meeting of holders of New Common Stock shall occur following the fiscal year ending December 31, 2000 in accordance with the New Holdings By-Laws provided that a total of not less than 3.5 million shares of New Common Stock has been issued and at least one Entity entitled to receive New Common Stock has either been approved by the appropriate regulatory bodies, the necessity for such approval has been waived, or approval is not required under applicable law. An entity that is not yet entitled to be issued New Common Stock by reason of the Regulatory Conditions or otherwise shall have no rights of a holder of New Common Stock, including the right to vote such shares, until all Regulatory Conditions or other requirements have been satisfied and the New Common Stock has been issued to the Entity. The Board of Directors of Reorganized Holdings shall appoint the Boards of Directors of Reorganized GBHC and Reorganized Funding.

                  11.02 OFFICERS. The officers of the Debtors holding office prior to the Effective Date shall continue in office unless changed by the Boards of Directors of the Reorganized Debtors after the Effective Date, subject to the Bankruptcy Court's Order of March 31, 1998, providing for severance payments to certain officers.

                  11.03 NO CORPORATE ACTION REQUIRED. As of the Effective Date, the issuance of New Notes and New Common Stock, the adoption, execution, delivery and implementation of all contracts, leases, documents, instruments, and other agreements related to or contemplated by this Plan, and the other matters provided for, under, or in furtherance of this Plan involving action to be taken by or required of the Debtors or the Reorganized Debtors shall be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects without further order of the Bankruptcy Court or any requirement of further action by stockholders or directors of the Debtors or the Reorganized Debtors. All documents or instruments which must be executed and delivered by the Debtors or the Reorganized Debtors under this Plan shall be deemed appropriately executed if signed by either of the President, Chief Executive Officer, Executive Vice President, or any Vice President of the Debtors.

                  11.04 POWERS AND DUTIES OF THE DEBTORS. From and after the Confirmation Date, the Debtors and the Reorganized Debtors shall have the powers and exercise the duties, as set forth in section 1123(b)(3) of the Bankruptcy Code, to retain, enforce, settle, and prosecute all Causes of Action.

                                   ARTICLE 12

                            MISCELLANEOUS PROVISIONS

                  12.01 EXEMPTION FROM TRANSFER TAXES. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of securities or other property under this Plan; the creation, transfer, filing or recording of any mortgage, deed of trust, financing statement or other security interest; or the making, delivery, filing or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with this Plan, shall not be subject to any stamp tax, real estate tax, conveyance, filing or transfer fees, mortgage, recording or other similar tax, or other government assessment. All recording officers and other entities whose duties include recordation of documents lodged for recording shall record, file, and accept such documents delivered under this Plan without the imposition of any charge, fee, governmental assessment, or tax.

                  12.02 EXCULPATION. Neither the Debtors, nor the Proponents, nor any of their officers, directors, members, employees, advisors, consultants, attorneys, affiliates, or agents shall have or incur any liability to any Holder of a Claim or Interest for any act or omission in connection with, or arising out of, the Cases, the proposed confirmation or consummation of this Plan, the administration of the Cases or this Plan, or the property to be distributed under this Plan except for willful misconduct and gross negligence, and in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under this Plan.

                  12.03 PERMANENT INJUNCTION. Except as otherwise set forth in this Plan, on and after the Effective Date all persons and entities that have held, hold or may hold (a) any Claim against or Interest in the Debtors shall be permanently enjoined from and against (i) commencing or continuing in any manner any suit, action or other proceeding of any kind against the Debtors, the Reorganized Debtors, or the Estates with respect to any such Claim or Interest
(ii) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtors, the Reorganized Debtors, or the Estates, (iii) creating, perfecting or enforcing any lien or encumbrance of any kind against the Debtors, the Reorganized Debtors, or the Estates or against any of their properties or interests in property with respect to such Claim or Interest and (iv) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from the Debtors, the Reorganized Debtors, or against any property or interest in property of the Debtors or the Reorganized Debtors with respect to any such Claim or Interest and (b) any Claim, right, action, cause of action against or Interest in the Debtors, the Reorganized Debtors, or the Estates shall be permanently enjoined from and against commencing or continuing any suit, action or proceeding against, asserting or attempting to recover any Claim against or Interest in, or otherwise affecting the Debtors, the Reorganized Debtors, or the Estates with respect to any matter that is the subject of this Plan.

                  12.04 REVOCATION OR WITHDRAWAL OF THE PLAN. If the Proponents revoke or withdraw this Plan, then this Plan shall be deemed null and void.

                  12.05 BINDING EFFECT. This Plan shall be binding upon, and shall inure to the benefit of, the Debtors, the Reorganized Debtors, the Holders of all Claims and Interests, and their respective successors and assigns. Confirmation of this Plan binds each of the Holders of Claims and Interests to the terms and conditions of this Plan, whether or not such Holder has accepted this Plan.

                  12.06  CONSTRUCTION.  The rules of  construction  set forth in section 102 of the Bankruptcy Code shall apply to construction of this Plan.

                  12.07 TIME. In computing any period of time prescribed or allowed by this Plan, unless otherwise set forth herein, the provisions of Bankruptcy Rule 9006 shall apply.

                  12.08 HEADINGS. The headings used in this Plan are inserted for convenience only and neither constitute a portion of this Plan nor are intended in any manner to affect any interpretation of the provisions of this Plan.

                  12.09 GOVERNING LAW. Except to the extent that the Bankruptcy Code or other federal law is applicable, the rights, duties and obligations of any Entity arising under this Plan shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New Jersey, without regard to New Jersey choice of law provisions.

                  12.10 EXISTENCE OF COMMITTEE. The Committee shall continue in existence until the Effective Date, upon which date the Committee shall be disbanded.

                  12.11 BENEFIT PROGRAMS. As of the Confirmation Date, all programs or plans maintained by the Debtors for the benefit of present or former employees and dated on or before the Petition Date which have not been previously terminated shall be continued in force and effect and assumed by the Reorganized Debtors. Any Entity with a Claim arising from such termination shall be treated as a Holder of a General Unsecured Claim.

                  12.12 RETIREE BENEFITS. Except as otherwise provided in this Plan, any obligations of the Debtors to any Entity for the purpose of providing or reimbursing payments for retired employees and their spouses and dependents for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death under any plan, fund or program (through the purchase of insurance or otherwise) maintained or established in whole or in part by the Debtors prior to the Petition Date, if any, shall continue in effect and be assumed by the Reorganized Debtors.

                  12.13 PAYMENT OF STATUTORY FEES. No later than the Effective Date, the Debtors shall have paid all fees due to the United States Trustee through the Effective Date. Such fees which accrue after the Effective Date and until the Cases are closed shall be payable by the Reorganized Debtors.

                  12.14 CRAMDOWN. At the Confirmation Hearing, the Proponents may seek Confirmation of this Plan notwithstanding the rejection of this Plan by any impaired Class of Creditors or Interest Holders.

                  12.15 EXECUTION OF PLAN DOCUMENTS Upon application by the Proponents, the Court may issue an order directing any necessary party to execute, deliver, or to join in the execution or delivery of an instrument or document, and to perform any act necessary for the consummation of this Plan.

                  12.16 POST CONSUMMATION EFFECT OF EVIDENCES OF CLAIMS OR INTERESTS. Notes, stock certificates, and other evidence of Claims against or Interests in the Debtors shall, effective on the Effective Date, represent only the right to participate in the distributions contemplated by this Plan.

                  12.17 SUCCESSORS AND ASSIGNS. The rights, benefits, and obligations of any Entity named or referred to in this Plan shall be binding upon, and shall inure to the benefit of, the heir, executor, administrator, successor, or assignee of such Entity.

                  12.18 INCONSISTENCIES. In the event that there is any inconsistency between this Plan and the Disclosure Statement, any exhibit to this Plan, or any other instrument or document created or executed pursuant to this Plan, this Plan shall govern.

                  12.19 COMPLIANCE WITH APPLICABLE LAW. It is intended that the provisions of this Plan (including the implementation thereof) shall be in compliance with applicable law, including, without limitation, the Bankruptcy Code, the Securities Act of 1933, the Internal Revenue Code, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, each as amended, as well as any rules and regulations promulgated thereunder. If Proponents conclude that this Plan may not comply with any of the foregoing, then the Proponents may amend this Plan in such respects as they deem necessary to bring this Plan into compliance therewith, subject to the provisions herein governing amendment of this Plan.

                  12.20 SEVERABILITY. Subject to section 1127 of the Bankruptcy Code, if the Bankruptcy Court determines at the Confirmation Hearing that any material provision of this Plan is invalid or unenforceable, such provision, to the extent the Proponents agree, shall be severable from this Plan and null and void, and, in such event, such determination shall in no way limit or affect the enforceability or operative effect of any or all other portions of this Plan.

                  12.21 POST CONFIRMATION FEES AND EXPENSES The Debtors and the Reorganized Debtors shall be authorized to pay the fees and expenses of any professional retained by the Debtors accruing after the Confirmation Date in accordance with the terms of engagement of such professional, and without the need for a hearing or Bankruptcy Court order.

                                   CYPRUS LLC

                                   By:      /s/ Robert J. Mitchell
                                          Name:  Robert J. Mitchell
                                          Title:  Authorized Signatory

                                   LARCH LLC

                                   By:      /s/ Robert J. Mitchell
                                          Name:  Robert J. Mitchell
                                          Title:  Authorized Signatory

                                   Official Committee of Unsecured Creditors
                                   By Cooper Perskie April Niedelman
                                   Wagenheim & Levenson

                                   By:      /s/ Eric A. Browndorf
                                                Eric A. Browndorf

Dated:  June 15, 2000